                                  SCHEDULE 14A
                                (RULE 14A - 101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement           [ ] CONFIDENTAL, FOR THE USE OF THE
[X] Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED BY
[ ] Definitive Additional Materials           RULE 14a-6 (e) (2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11 (c) or Rule 14a-12


                               PICO HOLDINGS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

    (1) Title of each class of securities to which transaction applies:.........

    (2) Aggregate number of securities to which transaction applies:............

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ........................................................................

    (4) Proposed maximum aggregate value of transaction:........................

    (5) Total fee paid:.........................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:.................................................

    (2) Form, Schedule or Registration Statement No.:...........................

    (3) Filing Party:...........................................................

    (4) Date Filed:.............................................................

                               PICO HOLDINGS, INC.
                         875 PROSPECT STREET, SUITE 301
                           LA JOLLA, CALIFORNIA 92037

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of PICO Holdings, Inc., a California corporation (the "Company"), will be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on Thursday, July 15, 2004 at 9:00 a.m. (PDT) for the following purposes:

1. To elect two directors, for which positions the Board of Directors has nominated Robert R. Broadbent and Carlos C. Campbell to serve for three years until the annual meeting of shareholders in the year 2007 and until their respective successors have been duly elected and qualified.

2. To transact such other business as may be properly brought before the meeting and any adjournment thereof.

Shareholders of record at the close of business on May 17, 2004 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                        By Order of the Board of Directors

                                        /s/ Ronald Langley

                                        Ronald Langley
                                        Chairman of the Board

Dated: May 28, 2004

TO ASSURE YOUR REPRESENTATION AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY BY APPROPRIATE WRITTEN NOTICE OR BY VOTING IN PERSON AT THE MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES AND YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               PICO HOLDINGS, INC.
                         875 PROSPECT STREET, SUITE 301
                           LA JOLLA, CALIFORNIA 92037

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 15, 2004

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of PICO Holdings, Inc., a California corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California at 9:00 a.m. (PDT) on Thursday, July 15, 2004 and at any postponement or adjournment thereof. The proxy may be revoked by appropriate written notice at any time before it is exercised or by voting in person at the meeting.

GENERAL INFORMATION

A copy of the Company's Annual Report to Shareholders for 2003 accompanies this Proxy Statement. The Annual Report and these proxy solicitation materials are being mailed on or about May 28, 2004 to all shareholders entitled to vote at the meeting.

As of May 17, 2004, the record date for the determination of shareholders entitled to vote at the Annual Meeting, 12,373,534 shares of Common Stock of the Company were issued and outstanding, excluding 4,428,389 treasury shares. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting, except for the 4,428,389 shares held by the Company and subsidiaries of the Company which may not be voted. Our Bylaws provide that the presence in person or by proxy of the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting of Shareholders.

In voting for the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder may cumulate such voting power as such shareholder possesses and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or distribute such shareholder's votes on the same principle among two or more candidates, as such shareholder sees fit. However, no shareholder is entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless at least one shareholder has given notice, at the Annual Meeting prior to the voting, of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for nominated candidates.

The proxy, if returned properly executed and not subsequently revoked by written notice delivered to the Secretary of the Company or by the shareholder voting in person at the Annual Meeting, will be voted in accordance with the choice made by the shareholder thereon. If a choice is not made with respect to any issue, the proxy will be voted in favor of the items described in this Proxy Statement. If cumulative voting is permitted in the election of directors at the Annual Meeting, the proxy holders shall have discretion as to the manner in which votes represented by the proxy are to be cumulated, unless the proxy indicates the manner in which such votes shall be cumulated.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the meeting who will also determine whether or not a quorum is present. The inspector of election will treat abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote on a particular matter, as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the election of directors.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 24, 2004, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of Common Stock,
(ii) each director and director nominee, (iii) each Named Officer (as defined in Executive Compensation and Other Matters), and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole investment and voting power, subject to community property laws. Unless otherwise indicated, the business address for each person is 875 Prospect Street, Suite 301, La Jolla, CA 92037.


                                                                           NUMBER OF SHARES
                                                                             AND NATURE OF        PERCENTAGE OWNERSHIP
                NAME AND ADDRESS OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP(1)        OF  SHARES
---------------------------------------------------------------------   -----------------------   --------------------
Ronald Langley(2)                                                                     3,429,978                   27.7%

John R. Hart(3)                                                                       3,353,375                   27.1%

Robert R. Broadbent(4)                                                                   14,007                      *

Carlos C. Campbell(5)                                                                     -0-                        *

S. Walter Foulkrod, III, Esq.                                                             2,903                      *

Richard D. Ruppert, MD (6)                                                                6,298                      *

John D. Weil(7)                                                                       4,243,332                   34.2%

Richard H. Sharpe (8)                                                                     8,095                      *

Maxim C. W. Webb(9)                                                                       1,875                      *

W. Raymond Webb                                                                           -0-                        *

PICO Equity Investors, L.P. (10)                                                      3,333,333                   26.9%

Dimensional Fund Advisors Inc. (11)                                                     731,704                    5.9%
  1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401

Artisan Partners Limited Partnership, Artisan Investment Corporation,
Andrew A.Ziegler, and Carlene Murphy Ziegler (12)                                     1,773,173                   14.3%
  1000 N. Water Street, Suite 1770, Milwaukee, WI 53202

Executive Officers and Directors as a Group (12 persons)                              4,398,779                   35.5%

----------------------

*Less than one percent (1%)

(1)  Sole voting and investment power unless otherwise indicated.

(2) 12,825 of these shares are held in the Company's 401(k) Plan. Mr. Langley owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company.

(3) 14,342 of these shares are held in the Company's 401(k) Plan. Mr. Hart owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company. The number of shares shown above does not include 19,940 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Hart.

(4) The number of shares shown above does not include 5,266 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Broadbent.

(5) 1,557 shares of the Company are held in a deferred compensation plan Rabbi Trust for Mr. Campbell.

(6) Dr. Ruppert shares voting and investment power with his wife. The number of shares shown above does not include 2,272 shares held in a deferred compensation plan Rabbi Trust for Dr. Ruppert.

(7) Of these shares, 909,999 are owned by a partnership which Mr. Weil controls. Mr. Weil owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company. The number of shares shown above does not include 5,227 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Weil.

(8) The number of shares shown includes 3,586 shares held in the Company's 401(k) Plan.

(9) The number of shares shown includes 1,494 shares held in the Company's 401(k) Plan.

(10) Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to these 3,333,333 shares for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart, and Mr. Weil.

(11) The Company received a Form 13-G filing from Dimensional Fund Advisors Inc. in 2004 for calendar year 2003.

(12) The Company received a Form 13-G filing from Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler, and Carlene Murphy Ziegler in 2004 for calendar year 2003.

                            1. ELECTION OF DIRECTORS

NOMINEES AND CONTINUING DIRECTORS

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. Pursuant to Section 3.2 of the Company's Bylaws, the total number of directors has been established as seven. Two directors of the Company are to be elected for terms ending at the Annual Meeting of Shareholders in the year 2007 or until their respective successors have been duly elected and qualified. Pursuant to Nasdaq listing standards, the Board of Directors has determined that Robert R. Broadbent, Carlos C. Campbell,
S. Walter Foulkrod, III, Esq., Richard D. Ruppert, MD, and John D. Weil are independent directors as defined by listing standards for the Nasdaq National Market.

Unless otherwise instructed, the proxy holders named on the enclosed form of proxy intend to distribute the votes represented by proxies in such proportions as they deem desirable to elect the two nominees named below or their substitutes. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the Annual Meeting, a substitute nominee will be recommended to the Board of Directors by the Nominating Committee. See "Stock Ownership of Certain Beneficial Owners and Management" for the number of shares of Common Stock beneficially owned by these nominees.

The Nominating Committee has recommended that Robert R. Broadbent and Carlos C. Campbell be nominated for election as directors at the Company's Annual Meeting of Shareholders on July 15, 2004 for terms ending in 2007. A majority of the independent directors approved the nomination for election to the Board of Directors of Robert R. Broadbent and Carlos C. Campbell. The following table sets forth information regarding the nominees for election as directors and the other directors whose terms of office as directors will continue after the Annual Meeting, including their ages, a brief description of their business experience, certain directorships held by each of them and the year in which each became a director of the Company.

If a quorum is present and voting, the nominees for election as directors receiving the highest numbers of votes shall be elected. Abstentions and broker non-votes have no effect on the vote.

THE COMPANY'S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR ELECTION LISTED BELOW.

DIRECTOR NAME                                BUSINESS EXPERIENCE                                              AGE   SINCE
------------------------------------   --------------------------------------------------------------------   ---   -----
NOMINEES STANDING FOR TERMS ENDING IN 2007:

Robert R. Broadbent                    Retail consultant since 1989; Chairman of Higbee Company from 1984      82    1996
                                       to 1989; President, CEO, Director and Vice Chairman of the Higbee
                                       Company from 1979 to 1984; President and Chief Executive Officer of
                                       Liberty House - Mainland from 1976 to 1978; Chairman and CEO of
                                       Gimbel's from 1973 to 1976; Director of Physicians Insurance Company of Ohio ("Physicians") from 1993 to 1995.

Carlos C. Campbell                     President, C. C. Campbell & Co.; Director of Resource America, Inc.;    66    1998
                                       Director of Netwolves, Inc.

DIRECTORS WITH TERMS ENDING IN 2006:

S. Walter Foulkrod, III, Esq.          Attorney; owner of one third of the issued and outstanding capital      62    1996
                                       stock of Foulkrod Ellis Professional Corporation, Attorneys at Law,
                                       Harrisburg, PA; sole owner of S. Walter Foulkrod, III & Associates,
                                       Attorneys at Law, Harrisburg, PA from 1994 through 2000; President and Chairman of Foulkrod, Reynolds & Havas, PC, from 1984 to 1994;
                                       Director of Physicians since 1998.

Richard D. Ruppert, MD                 Physician; President of Medical College of Ohio from 1978 to 1993;      73    1996
                                       President of American Society of Internal Medicine from 1992 to
                                       1993; Director of Physicians since 1998.

DIRECTORS WITH TERMS ENDING IN 2005:

John R. Hart                           President and CEO and Director of the Company since 1996; Director      44    1996
                                       of Physicians since 1993; President and CEO of Physicians since
                                       1995; Director of HyperFeed Technologies, Inc.

Ronald Langley                         Chairman and Director of the Company since 1996; Director of            59    1996
                                       Physicians since 1993; Chairman of Physicians since 1995; Chairman and Director of HyperFeed Technologies, Inc.; Director of
                                       Jungfraubahn Holding AG.

John D. Weil                           President, Clayton Management Company, an investment company;           63    1996
                                       Director of Allied Health Products, Inc. and Baldwin & Lyons, Inc.;
                                       Director of Physicians since 1987.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has an Audit Committee, a Compensation Committee, and a Nominating Committee.

The Audit Committee consists of Dr. Ruppert (Chairman) and Messrs. Campbell and Foulkrod, none of whom has been or is an officer or employee of the Company. Each member of the Committee in the judgment of the Board is independent as that term is defined in the listing standards for the Nasdaq National Market. In 2003, this Committee met nine times. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Company and its subsidiaries; meeting with the Company's independent auditors to review their reports on their audits of the Company's financial statements, their comments on the internal accounting controls of the Company and the action taken by management with regard to such comments; reviewing auditor independence; issuing an Audit Committee report to shareholders; and the appointment of the Company's independent auditors. The Audit Committee has the authority, in its discretion, to order interim and unscheduled audits and to perform such other duties as may be assigned to it from time to time by the Board of Directors.

The Compensation Committee consists of Messrs. Weil (Chairman), Campbell, and Ruppert. None of its members is or has been an officer or employee of the Company and the Board of Directors has determined that each member of the committee is independent as that term is defined in the listing standards for the Nasdaq National Market. The Compensation Committee met one time in 2003. The functions of the Compensation Committee include reviewing and approving the overall executive compensation program for officers of the Company and its subsidiaries, considering and reviewing compensation levels for services as a member of the Board of Directors, approving individual executive officer compensation packages and recommending to the Board of Directors modifications of the compensation package for the Chief Executive Officer. The Compensation Committee's goals are to attract and retain qualified directors and key executives critical to the long-term success of the Company, to reward executives for the long-term success of the Company and the enhancement of shareholder value, and to integrate executive compensation with both annual and long-term financial results of the Company.

The Nominating Committee met one time in 2003. Its members consist of Messrs. Langley (Chairman), Broadbent, and Campbell. Mr. Broadbent and Mr. Campbell are not and have not been officers or employees of the Company. In the judgment of the Board of Directors, Mr. Broadbent and Mr. Campbell are independent as that term is defined in the listing standards for the Nasdaq National Market. Mr. Langley is an employee of the Company. The Committee will consider nominees recommended by shareholders; such recommendations must be submitted in writing to the Committee. A copy of the Nominating Committee's Charter is attached as Appendix I.

AUDIT COMMITTEE FINANCIAL EXPERT

Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors of the Company has determined that Richard D. Ruppert, MD is qualified as an audit committee financial expert as defined in Regulation S-K, Section 401(h) of the Securities Exchange Act of 1934. Dr. Ruppert is independent as that term is defined under Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.

DIRECTORS' ATTENDANCE

In 2003, there were four meetings of the Board of Directors of the Company. All of the directors attended 75% or more of the aggregate of their respective Board of Directors and Committee meetings.

It is the policy of the Board of Directors that each director, in the absence of extenuating circumstances, should attend the Company's Annual Meeting of Shareholders in person. All directors attended the Company's 2003 Annual Meeting of Shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based on a review of the copies of these reports received by the Company and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements have been complied with on a timely basis for the fiscal year ended December 31, 2003.

SHAREHOLDER NOMINATION OF DIRECTORS

Nominations other than those made by the directors of the Company must be in writing and be delivered or mailed to the Secretary of the Company not less than 60 days prior to the Annual Meeting. Such nominations must include the information regarding each nominee required by the Bylaws of the Company. Nominations not made according to these procedures will be disregarded; see Appendix I.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth information concerning the compensation for the fiscal year ended December 31, 2003 of the (i) Chief Executive Officer of the Company and (ii) the four other most highly compensated executive officers of the Company as of December 31, 2003, whose salary and bonus exceeded $100,000. (Messrs. Langley, Hart, Sharpe, Maxim C. W. Webb, and W. Raymond Webb are sometimes hereinafter referred to as "Named Officers".) Amounts under the caption "Bonus" are amounts earned for performance during the fiscal year indicated including amounts paid after the end of the year.


SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                        ANNUAL COMPENSATION     COMPENSATION
                                       ----------------------   ------------
                                                                 SECURITIES
                                                                 UNDERLYING     ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR     SALARY       BONUS     OPTIONS/SARs   COMPENSATION
-----------------------------   ----   ----------   ---------   ------------   ------------
Chief Executive Officer:
John R. Hart(1) (2)             2003   $  882,000   $ 467,435      838,356(8)  $   28,000(7)
  President and Chief           2002   $  840,000   $ 730,934         -0-      $   22,421(7)
  Executive Officer             2001   $  800,000      -0-            -0-      $   21,493(7)

Executive Officers
Ronald Langley(2) (3)           2003   $  882,000   $ 467,435      752,395(8)  $   28,000(7)
  Chairman of the               2002   $  840,000   $ 730,934         -0-      $   22,421(7)
  Board of Directors            2001   $  800,000      -0-            -0-      $   22,493(7)

Richard H. Sharpe(4)            2003   $  275,640   $ 146,081      135,268(8)  $   25,539(7)
  Chief Operating Officer       2002   $  262,512   $ 228,427         -0-      $   20,077(7)
                                2001   $  250,000      -0-            -0-      $   20,118(7)

Maxim C. W. Webb(5)             2003   $  190,999   $ 101,224       71,137(8)  $   24,580(7)
  Chief Financial Officer       2002   $  178,500   $ 155,323         -0-      $   19,602(7)
  and Treasurer                 2001   $  162,500      -0-          20,000(9)  $   18,088(7)

W. Raymond Webb(6)              2003   $  150,000   $  39,748       40,000(8)  $   19,044(7)
  Vice President, Investments

----------------------

(1) Mr. Hart became President and CEO of the Company on November 20, 1996. He became President and CEO of Physicians Insurance Company of Ohio on July 15, 1995.

(2) On January 1, 2002, Mr. Langley and Mr. Hart each signed employment agreements with the Company. Each employment agreement provides for annual compensation of $800,000, subject to annual adjustment in January of each year in the same percentage applicable to the Company's other staff members in an amount deemed adequate to provide for inflation, cost of living, and merit increases based on the Consumer Price Index and major compensation studies; see Report of the Compensation Committee.

(3) Mr. Langley became Chairman of the Board of Directors of Physicians Insurance Company of Ohio on July 15, 1995. He became Chairman of the Board of Directors of the Company on November 20, 1996.

(4) Mr. Sharpe became Chief Operating Officer of Physicians Insurance Company of Ohio on June 3, 1994. He became Chief Operating Officer of the Company on November 20, 1996.

(5) Mr. Webb became Chief Financial Officer and Treasurer on May 14, 2001. Prior to that he was Vice President, Investments of the Company.

(6) Mr. Webb became Vice President, Investments of the Company on April 18, 2003. Prior to that he was chief investment analyst.

(7) Represents amounts contributed by the Company to the PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust. This retirement plan conforms to the requirements of the Employee Retirement Income Security Act.

(8) This represents stock appreciation rights granted on July 17, 2003 pursuant to the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program (the "SAR Program"), a cash-only stock appreciation rights ("SAR") plan, as approved by the Company's shareholders on July 17, 2003.

(9) This represents a grant of nonstatutory stock options in 2001 in an individual nonstatutory stock option agreement. All of the Company's outstanding stock options and call options were unconditionally and irrevocably surrendered before the SAR Program was approved by the Company's shareholders on July 17, 2003.

DIRECTORS' COMPENSATION

Directors who are not officers or employees of the Company or its subsidiaries receive an annual retainer of $30,000. For calendar year 2003, each director who was not an officer or employee of the Company or its subsidiaries received a $2,000 fee for each Board and Committee meeting attended in person or by telephone. There is a limit of $4,000 per day in Board and Committee fees to any one director. Any director attending an educational activity or seminar on behalf of the Company receives a fee of $1,000 per day plus expenses.

   OPTION GRANTS/STOCK APPRECIATION RIGHTS ("SAR") GRANTS IN LAST FISCAL YEAR

None of the Named Officers received stock options in the year ended December 31, 2003. The Company has no outstanding stock options or call options. On July 17, 2003, the Company's shareholders approved the SAR Program; pursuant to that SAR Program, the Named Officers received grants of stock appreciation rights on July 17, 2003 as follows:

                               PERCENT OF
                               TOTAL SARs
                               GRANTED TO    PER SHARE   MARKET PRICE OF                 GRANT DATE
                      SARs    EMPLOYEES IN   EXERCISE    STOCK ON DATE OF   EXPIRATION    PRESENT
      NAMES         GRANTED       2003         PRICE        SAR GRANT          DATE       VALUE(1)
-----------------   -------   ------------   ---------   ----------------   ----------   ----------
John R. Hart        143,140                  $    3.49      $    13.56         None      $1,426,826
                     63,283                  $    4.74      $    13.56         None      $  565,653
                    175,347                  $   13.45      $    13.56         None      $  748,216
                    456,586        41%       $   15.00      $    13.56         None      $1,724,233

Ronald Langley       85,833                  $    3.49      $    13.56         None      $  855,587
                     63,283                  $    4.74      $    13.56         None      $  565,653
                    175,347                  $   13.45      $    13.56         None      $  748,216
                    427,932        36%       $   15.00      $    13.56         None      $1,616,025

Richard H. Sharpe    60,119                  $   13.45      $    13.56         None      $  256,531
                     75,149         6%       $   15.00      $    13.56         None      $  283,790

Maxim C. W. Webb     10,665                  $   13.25      $    13.56         None      $   46,242
                     60,472         3%       $   15.00      $    13.56         None      $  228,364

W. Raymond Webb      40,000         2%       $   15.00      $    13.56         None      $  151,054

----------------------

(1) The following weighted-average assumptions were used in calculating the present value on the date SARs were granted, i.e., July 17, 2003, using the Black-Scholes option-pricing model: no dividend yield; risk-free interest rate of 1% for 2003 SAR grants; the expected life of a SAR grant is five years; and volatility of 36% for SARs granted in 2003.

             OPTION AND SAR EXERCISES AND FISCAL 2003 YEAR-END VALUE

The following table provides information concerning stock options held as of December 31, 2003 by the Named Officers. No stock options were exercised in 2003 by such individuals. All outstanding stock options and call options were irrevocably and unconditionally surrendered by the grantees on or before July 17, 2003. No stock appreciation rights were exercised in 2003 by the Named Officers.

   AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END SAR
                                     VALUES

                           NUMBER OF SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                  UNEXERCISED SARs                      IN-THE-MONEY SARs
                                   AT 12/31/03(1)                      AT 12/31/03 (1) (2)
                           -------------------------------       -------------------------------
        NAME               EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
--------------------       -----------       -------------       -----------       -------------
Ronald Langley(1)              752,395            -0-            $ 2,413,112            -0-

John R. Hart(1)                838,356            -0-            $ 3,130,310            -0-

Richard H. Sharpe(1)           135,268            -0-            $   183,813            -0-

Maxim C. W. Webb(1)             71,137            -0-            $    66,316            -0-

W. Raymond Webb(1)              40,000            -0-            $    26,800            -0-


-------------------------

(1) This applies to stock appreciation rights in the SAR Program approved by the Company's shareholders on July 17, 2003 and granted by the Company on that date. No stock options or call options were outstanding after July 17, 2003.

(2) Based on the closing price of the Company's Common Stock on December 31, 2003 on the Nasdaq National Market of $15.67 per share.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL ARRANGEMENTS

Mr. Langley and Mr. Hart entered into new employment agreements effective January 1, 2002 with the Company for an additional four years for a base salary of $800,000 each annually, subject to adjustment in January of each year. This cash compensation was based on an amount approximately equal to 80% of peer group salary levels. The current employment agreements provide that if the employee is terminated without cause on or after January 1, 2003 and prior to December 31, 2005, the employee shall be paid a lump sum of $2.4 million minus the amount paid to the employee as base salary after January 1, 2003 to the date of termination. In addition, the employee shall be paid the pro rata portion of any annual incentive award payable to the employee for the year in which the employee was terminated.

These employment agreements also include a change in control clause providing that if there was a change in control before January 1, 2004, the Company was required to immediately pay each employee a total lump sum of $2.4 million and an amount equal to three times the highest annual bonus paid to the employee in the last three years. These change in control clauses expired on January 1, 2004; see Report of the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to these 3,333,333 shares for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart, and Mr. Weil.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Messrs. Weil and Campbell, and Dr. Ruppert, serve as members of the Compensation Committee. None of these individuals is, or has been, an employee or officer of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

COMMITTEE MEMBERS

The three-member Compensation Committee of the Board of Directors is a standing committee. Mr. Weil is the chairman and Mr. Campbell and Dr. Ruppert are the other members.

COMMITTEE FUNCTIONS

The Compensation Committee is responsible for assuring that all of the executive compensation programs of the Company are developed, implemented, and administered in a way that supports the Company's fundamental philosophy that a significant portion of executive compensation should be effectively linked to Company performance.

The Compensation Committee meets on a regularly scheduled basis. It reviews and approves the overall executive compensation program which includes both base pay and incentive compensation. It considers and approves individual executive officer compensation packages based on recommendations of the Company's Chief Executive Officer. It recommends, for the approval of the full Board, any modification to the compensation package of the Company's Chief Executive Officer.

The Compensation Committee also reviews the level of compensation paid to nonemployee members of the Company's Board of Directors and makes recommendations to the Board of Directors to modify the level of nonemployee directors' compensation when appropriate.

EXECUTIVE COMPENSATION PHILOSOPHY

The Board of Directors of the Company's predecessor retained an independent compensation expert, William M. Mercer, Incorporated ("Mercer"). In 1996, Mercer conducted an analysis of marketplace executive compensation levels. The scope of Mercer's study covered the Company's Chairman and President and Chief Executive Officer. The objectives of Mercer's study were as follows:

- Analyze the scope, responsibilities and skill requirements of the jobs performed by Messrs. Langley and Hart and compare and contrast to comparable benchmark executive positions found in the marketplace.

- Develop an appropriate methodology for selecting comparable benchmark jobs, industry categories and a peer group of companies comparable to the Company in terms of business focus, industry classification and size; and competition for senior executives with the skills, expertise and talent demonstrated by the Company's top two executives.

- For the appropriate benchmark jobs, industry category and peer company group, collect information on marketplace compensation levels and practices from compensation surveys and peer company proxy statements. The companies included in the peer company group are not necessarily those included in the Nasdaq Insurance Stock Index used to determine the most relevant marketplace compensation levels and to compare actual Company compensation levels.

- Develop alternate approaches for structuring the total compensation package for the Company's top two executives, in terms of compensation elements to be used, the mix of total pay and how short and long-term incentive compensation might be structured to accurately reflect performance.

Mercer's study recommended to the Compensation Committee a compensation strategy with the following objectives:

-    To provide a total compensation package that:

     - is competitive with market rates for executives with similar skill, talent and job requirements.

     - is closely linked to the Company's strategy and the role of covered executives in building shareholder value through growing the book value and, ultimately, the market value of the Company.

-    To retain critical executive talent by:

     - providing a reasonable and competitive level of current income (cash flow).

     - providing for loss of future incentive opportunity if an executive terminates employment before unrealized investment gains are realized.

-    To link executive rewards to shareholder interests by:

     - tying incentive awards to growth in book value and increased market price per share.

The Compensation Committee believes that to accomplish these goals, the executive compensation program should be based on three distinct components: base pay, annual incentives, and long-term incentives. The Company obtains industry and peer group surveys, and consults with independent experts, to evaluate the Company's executive compensation programs in comparison with those offered by its comparable competitors.

The Company utilized stock option grants at various times beginning in 1995 to incentivize directors, officers, consultants, and certain employees. The primary purpose of these options plans was to encourage the option holders to increase shareholders equity, by providing a mechanism whereby the option holders could participate in increased shareholders equity.

However, the Compensation Committee reached the conclusion that the stock options previously granted by the Company were no longer as favorable to the Company or as desirable to the option holders as stock appreciation rights, due to a number of factors. These factors are: (1) the accounting treatment for stock appreciation rights is more transparent to shareholders than for stock options; (2) the Company has a relatively small average daily trading volume, which could act to discourage option holders from exercising options at what the option holder might deem to be an appropriate time; (3) option holders are frequently subject to legal restrictions preventing the exercise of stock options due to the possession of material, non-public information by an option holder; (4) there is substantial doubt about the continued availability of same-day, "cashless" exercises due to the enactment of the Sarbanes-Oxley Act of 2002. The end result is that due to the above factors, the stock options previously granted by the Company have not provided the liquidity to option holders that was envisioned when those stock options were granted by the Company; and (5) since no new shares of stock are issued when a stock appreciation right is exercised, stock appreciation rights are not dilutive to existing shareholders, unlike the exercise of stock options where new shares of stock are issued.

After review and consideration of several alternatives, and after consultations with the Company's professional advisors, the Compensation Committee recommended and the Board of Directors approved the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program (the "SAR Program"). The Company's shareholders approved the SAR Program on July 17, 2003. The Compensation Committee believes that the SAR Program will provide a comparable incentive while providing increased liquidity to participants in the SAR Program. Under the SAR Program as approved by the Company's shareholders on July 17, 2003, all outstanding stock options and call options previously granted by the Company were irrevocably and unconditionally surrendered. Each former option holder (except one employee who had 100,000 stock options and who received 20,000 stock appreciation rights) and each call option holder received on July 17, 2003 an equivalent number of stock appreciation rights. Each stock appreciation right has the same exercise price as the stock options and call options. The stock appreciation rights have no expiration date. All stock appreciation rights were fully vested on July 17, 2003. Only 20% of each participant's initial number of stock appreciation rights may be exercised in any twelve month period; however, the Compensation Committee can authorize the holder of a stock appreciation right to exercise more than 20% in a twelve month period for good cause shown, in the Committee's sole discretion. Upon exercise of a stock appreciation right, the participant will receive in cash from the Company an amount equal to the excess of the fair market value of the Company's stock over the exercise price.

The Compensation Committee believes that stock appreciation rights provide an incentive to participants to increase the Company's shareholders equity while providing liquidity to the participants in the SAR Program.

The Compensation Committee has considered the provisions of Section 162(m) of the Internal Revenue Code and related income tax regulations which restrict the deductibility of certain compensation paid to the Company's Chief Executive Officer and each of the four most highly compensated officers holding office at the end of any year, to the extent such compensation paid to any of these officers exceeds $1,000,000 in any year and fails to qualify for an exemption from the restriction. In view of the Company's compensation structure, the Committee believes it is unlikely that this will impact the Company in the near future. The Compensation Committee will continue to monitor this.

EXECUTIVE COMPENSATION PROGRAM

The features of the executive compensation program as recommended by Mercer and approved by the Compensation Committee are:

BASE COMPENSATION. A fixed rate, to be reviewed annually. Future adjustments will take into account movement in executive compensation levels, changes in job responsibilities, and the size of the Company. The base compensation was established based on 80% of peer group cash compensation levels.

INCENTIVE AWARDS. Based on growth of book value per share in a fiscal year. Awards are earned when a pre-determined threshold is surpassed. If book value per share of the Company exceeds this threshold, the incentive award is equal to 5% of the increase in book value per share multiplied by the number of shares outstanding at the beginning of the fiscal year. The threshold for 2003 was approximately -0.46%.

GOALS OF COMPENSATION COMMITTEE

The Compensation Committee attempts to align executive compensation with the value achieved by the executives for the Company's shareholders. The Company's compensation program for executives emphasizes a combination of base salary, discretionary bonuses, and long-term incentives designed to attract, retain, and motivate executives who will maximize shareholder value. The Compensation Committee considers individual and Company performance, as well as compensation paid by comparable companies.

Executives also participate in other employee benefit programs, including health insurance, group life insurance, and the Company's 401(k) Plan.

DISCUSSION OF 2003 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

As stated above, the Compensation Committee believes the interest of the Company's shareholders is best served by aligning the CEO's short-term compensation, over and above a competitive fixed annual rate of pay, which was based on 80% of peer group cash compensation levels in 1996, with an increase in the Company's book value per share and higher market value per share. Specifically, a threshold was set at 80% of the S&P 500's annualized total return for the five previous calendar years, including 2003. For 2003, this threshold was approximately -0.46%. Since the Company's book value per share increased by 4.26% in 2003 prior to the accrual of bonus incentive compensation, a bonus of $467,435 will be paid for calendar year 2003.

The Committee believes that the compensation provided by this combination of fixed annual compensation and short-term and long-term incentives provides a mechanism to fairly compensate the CEO while providing the CEO with a strong incentive to maximize shareholder value.

Mr. Langley and Mr. Hart each entered into new employment agreements effective January 1, 2002 with the Company for an additional four years. Total compensation to Mr. Langley and Mr. Hart under these employment agreements is $800,000 each on an annual basis, subject to adjustment in January of each year. The $800,000 base salary in each employment agreement is subject to annual adjustment in January of each year in the same percentage applicable to the Company's other staff members in an amount deemed adequate to provide for inflation, cost of living, and merit increases based on the Consumer Price Index and major compensation studies.

The current employment agreements provide that if the employee is terminated without cause on or after January 1, 2003 and prior to December 31, 2005, the employee shall be paid a lump sum of $2.4 million minus the amount paid to the employee as base salary after January 1, 2003 to the date of termination. In addition, the employee shall be paid the pro rata portion of any annual incentive award payable to the employee for the year in which the employee was terminated.

These employment agreements also include a change in control clause providing that if there was a change in control before January 1, 2004, the Company was required to immediately pay each employee a total lump sum of $2.4 million and an amount equal to three times the highest annual bonus paid to the employee in the last three years. These change in control provisions expired on January 1, 2004.

                                        Compensation Committee

                                        John D. Weil, Chairman
                                        Carlos C. Campbell
                                        Richard D. Ruppert, MD

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates pursuant to a written Charter adopted by the Board. The members of the Committee as of December 31, 2003 are listed at the end of this report. The Audit Committee has discussed with the Board the level of financial expertise of its members and the Board has determined that the Committee possesses the requisite expertise in the interpretation of financial statements. Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors of the Company has determined that Richard D. Ruppert, MD is qualified as an audit committee financial expert as defined in Regulation S-K,
Section 401(h) of the Securities Exchange Act of 1934.

Management is responsible for the Company's internal controls, the financial reporting process and the representations set forth in the statements regarding the financial condition of the Company. The independent auditor of the Company is responsible for both auditing the financial statements presented by management and verifying that such statements are produced in accordance with generally accepted accounting principles. The Committee is responsible for those matters set forth in its Charter. In this regard, the Committee meets separately with management, including the Chief Financial Officer, and the auditor.

In the foregoing context, the Committee has reviewed with the auditor both the engagement letter and its fees. The Committee has also discussed with the auditor, with and without management present, the auditor's evaluations of the Company's internal accounting controls and the Company's financial reporting systems, policies, procedures and processes. The Committee also discussed with the auditor other matters required by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications. The Committee has also reviewed and discussed the Company's audited financial statements with management.

In 2003, the Committee paid particular attention to the implementation dates and the requirements of the Sarbanes-Oxley Act of 2002.

The auditor provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed the auditor's independence with both management and the auditor.

Based upon the independent representations of management and the auditor, the Committee's review of such representations and the report of the auditor to the Committee, the Committee's review of the audited financial statements of the Company and its discussions with management and the auditor, the Committee recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003.

The undersigned members of the Audit Committee have submitted this Report of the Audit Committee:

                                        Richard D. Ruppert, MD, Chairman
                                        Carlos C. Campbell
                                        S. Walter Foulkrod, III, Esq.

                       FEES PAID TO DELOITTE & TOUCHE LLP

Aggregate fees billed to the Company for the fiscal years ended December 31, 2002 and December 31, 2003 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates were as follows:

                           2002       2003
                         --------   --------
Audit Fees (a)           $558,022   $469,733
Tax Fees (b)             $325,000   $323,514
Audit-Related Fees (c)   $  9,764   $ 10,914
All Other Fees              -0-       -0-

          (a)  Fees for audit services billed in 2002 consisted of:

               -    Audit of the Company's annual financial statements

               -    Reviews of the Company's quarterly financial statements

               -    Statutory and regulatory audits and consents

               Fees for audit services billed in 2003 consisted of:

               -    Audit of the Company's annual financial statements

               -    Reviews of the Company's quarterly financial statements

               - Statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters

          (b) Fees for tax services billed in 2002 and 2003 consisted of tax compliance and tax planning and advice:

               - Fees for tax compliance services totaled $160,086 and $233,983 in 2002 and 2003, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:

                    i.   Federal, state and local income tax return assistance

                    ii. Assistance with tax return filings in certain foreign jurisdictions

                    iii. Assistance with tax audits and appeals

               - Fees for tax planning and advice services totaled $164,914 and $89,531 in 2002 and 2003, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of :

                    i. Tax advice related to structuring certain proposed mergers, acquisitions and disposals

                    ii. Tax advice related to the alteration of employee benefit plans

                    iii. Tax advice related to an intra-group restructuring

          (c) This represents audit-related fees for the PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust.

The Audit Committee considered the role of Deloitte & Touche in providing tax, statutory compliance and other non-audit services to the Company and has concluded that such services are compatible with Deloitte & Touche's independence as the Company's auditors.

INDEPENDENT AUDITOR

Deloitte & Touche LLP was the Company's independent auditing firm for fiscal year 2003. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have the opportunity to make any statements they desire, and will be available to respond to appropriate questions from shareholders.

The Audit Committee has not selected or appointed an independent auditing firm for the fiscal year ending December 31, 2004. The Audit Committee customarily makes this selection and appointment in the third quarter.

PRE-APPROVAL POLICY

Pursuant to Sections 201 and 202 of the Sarbanes-Oxley Act of 2002, the Audit Committee has recommended and the Board of Directors has approved pre-approval guidelines for all audit and non-audit services to be provided by the Company's independent auditing firm. These pre-approval guidelines are:

(1) At the earliest possible date, management shall inform the Audit Committee of each audit or non-audit service which management desires the Company's independent auditing firm to perform.

(2) Management shall promptly provide to the Audit Committee detailed information about the particular services to be provided by the Company's independent auditing firm.

(3) The supporting documentation provided to the Audit Committee by management shall be sufficiently detailed so that the Audit Committee knows precisely what services it is being asked to pre-approve.

(4) As permitted by Section 202(3), the Audit Committee hereby delegates pre-approval authority to the Chairman of the Audit Committee. All such pre-approvals shall be presented to the full Audit Committee at the Audit Committee's next scheduled meeting.

(5) Approval by the Audit Committee of all non-audit services shall be disclosed by the Company in its 10-Q and 10-K filings, as required by
     Section 202(2).


                          STOCK PRICE PERFORMANCE GRAPH

The graph below compares cumulative total return of the Company, the Nasdaq Insurance Stocks Index, and the Nasdaq Stock Market (U.S. Companies) for the period December 31, 1998 through December 31, 2003.

                         [STOCK PRICE PERFORMANCE GRAPH]

                               Dec-98    Dec-99   Dec-00   Dec-01   Dec-02   Dec-03
                               -------   ------   ------   ------   ------   ------
PICO Holdings                  100.00     92.92    93.87    94.34    99.93   118.26
NASDAQ Insurance Stock Index   100.00    108.12   128.14   140.07   140.02   172.82
Russell 2000 Index             100.00    121.11   117.64   120.65    96.12    141.2

The graph assumes $100 was invested on December 31, 1998 in the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies) Index, and the Nasdaq Insurance Stocks Index, and that all dividends were reinvested. The performance of PICO Holdings, Inc. stock on this graph represents the historical performance of shares of Citation Insurance Group, which was renamed PICO Holdings, Inc. on November 20, 1996. It does not represent the historical stock performance of Physicians Insurance Company of Ohio.

                                 CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to all directors, officers, and employees. A copy may be obtained without charge by writing to the Secretary of the Company.

         PROCESS FOR SHAREHOLDERS TO COMMUNICATE WITH BOARD OF DIRECTORS

The Board of Directors of the Company has established the following process whereby shareholders may communicate with the Board of Directors. Any shareholder wishing to communicate with the Board of Directors as a whole, or with a specific director or directors, may send a letter or communication to the Secretary of the Company. The Secretary will immediately forward said letter or communication to the Board of Directors, or to the directors or director specified. If no director is specified, the Secretary of the Company will immediately forward said letter or communication to the Chairman of the Board of Directors.

                             SOLICITATION OF PROXIES

The Board of Directors is not aware of any matters other than those specifically stated in the Notice of Annual Meeting which are to be presented for action at the meeting. However, should any further matter requiring a vote of the shareholders arise, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

The cost of this solicitation of proxies is being borne by the Company. In addition to the solicitation of proxies by use of the mail, the Company may use the services of one or more directors, officers or other regular employees of the Company (who will receive no additional compensation for their services in such solicitation) to solicit proxies personally and by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse such firms or persons for reasonable expenses actually incurred by them in so doing.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices no later than January 28, 2005, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

                          TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

May 28, 2004

                                                                      Appendix I

                               PICO HOLDINGS, INC.

                              NOMINATING COMMITTEE

                                     CHARTER

     The Nominating Committee of PICO Holdings, Inc. will meet at least one (1) time per year, in advance of the Company's Annual Meeting of Shareholders. The purpose of the Nominating Committee will be to identify, review, evaluate, and select candidates to be nominated for election to the Company's Board of Directors.

     The Nominating Committee does not believe the identification, review, evaluation, and selection of candidates can be reduced to a precise formula and involves a degree of subjectivity. However, in identifying, reviewing, evaluating and selecting candidates, the Nominating Committee will consider the following factors:

     (a)  Business Experience

     (b)  Academic credentials

     (c)  Inter-personal skills

     (d)  Ability to understand the Company's business

     (e) Understanding of the responsibilities of being a Director of a publicly held company

     (f)  Corporate experience

     (g)  Experience as a Director on other Boards of Directors

     (h)  Potential for contributing to the Company's success

     The Nominating Committee will consider candidates recommended by shareholders. Such nominations from shareholders must be submitted in writing to the Company's Secretary along with the candidate's resume and any other information the proposing shareholder would like to put before the Committee. The Secretary shall immediately send such material to the Committee's Chairman. Such candidates nominated by shareholders shall be evaluated by the Committee using the same standards as for a Committee-nominated candidate.

     If the Nominating Committee is not comprised entirely of independent Directors, the Committee's recommended candidates shall be approved by a majority of the Company's independent Directors.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      +

                                    000000 0000000000 0 0000
PICO HOLDINGS, INC.
                                    000000000.000 ext
                                    000000000.000 ext
                                    000000000.000 ext
MR A SAMPLE                         000000000.000 ext
DESIGNATION (IF ANY)                000000000.000 ext
ADD 1                               000000000.000 ext
ADD 2                               000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6
                                    C 1234567890        J N T
[BAR CODE]
                                    [BAR CODE]

                                    [ ] Mark this box with an X if you have made
                                        changes to your name or address details
                                        above.

ANNUAL MEETING PROXY CARD

A ELECTION OF DIRECTORS        PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND
                               TELEPHONE VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.



                          FOR   WITHHOLD
01 - Robert R. Broadbent  [ ]     [ ]

02 - Carlos C. Campbell   [ ]     [ ]

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box   Date (mm/dd/yyyy)
[                                                ]   [                                                ]   [  ]/[  ]/[    ]

[ ]                                                       1UPX       HHH       PPPP                         0035791       +
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PROXY - PICO HOLDINGS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John R. Hart and James F. Mosier, or either of them acting alone, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated below, all the shares of Common Stock of PICO Holdings, Inc. (the "Company") held of record by the undersigned on May 17, 2004 at the Annual Meeting of Shareholders of the Company to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect
Street, La Jolla, California 92037 on July 15, 2004 at 9:00 a.m. (PDT), and at any adjournment thereof.

(The Board of Directors recommends a vote FOR Item 1.)

1. Election of two Directors for terms of three years ending in 2007. The nominees are Robert R. Broadbent and Carlos C. Campbell.

2. To transact such other business as may be properly brought before the meeting and any adjournment thereof.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED
ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS PROXY
WILL BE VOTED FOR ITEM 1.

                             YOUR VOTE IS IMPORTANT!
  PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
  ENVELOPE OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.

SEE REVERSE SIDE

INTERNET AND TELEPHONE VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

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TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)       TO VOTE USING THE INTERNET
-    Call toll free 1-877-785-2638 in the United States    -    Go to the following web site:
     or Canada any time on a touch tone telephone.              WWW.COMPUTERSHARE.COM/US/PROXY
     There is NO CHARGE to you for the call.

-    Follow the simple instructions provided by the        -    Enter the information requested
     recorded message.                                          on your computer screen and follow the
                                                                simple instructions.

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IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY
CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M.,
CENTRAL TIME, ON JULY 15, 2004.

THANK YOU FOR VOTING

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